Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

19.    Goodwill and Other Intangible Assets

	Goodwill	Other Intangible Assets	Total
	(In millions)
Cost:
At January 1, 2010	$257.7	$783.6	$1,041.3
Additions	—	3.4	3.4
Disposals	(0.6)	(361.0)	(361.6)

At December 31, 2010	$257.1	$426.0	$683.1

Additions	—	2.6	2.6
Disposals	(49.7)	(173.0)	(222.7)
Impairment	—	(0.3)	(0.3)

At December 31, 2011	$207.4	$255.3	$462.7

Accumulated amortization:
At January 1, 2010	$—	$(623.9)	$(623.9)
Charged in year	—	(28.4)	(28.4)
Disposals	—	346.6	346.6
Impairment	—	(0.9)	(0.9)

At December 31, 2010	$—	$(306.6)	$(306.6)

Charged in year	—	(15.9)	(15.9)
Disposals	—	169.7	169.7

At December 31, 2011	—	(152.8)	(152.8)

Net book value: December 31, 2011	$207.4	$102.5	$309.9

Net book value: December 31, 2010	$257.1	$119.4	$376.5

Other intangible assets consist primarily of patents, licenses, intellectual property and computer software as follows (in millions):

	2011	2010
Tysabri	$96.9	$109.5
Other intangible assets	5.6	9.9

Total other intangible assets	$102.5	$119.4

On September 16, 2011, we announced the completion of the merger between Alkermes, Inc. and EDT. As part of this transaction, we disposed of patents, licenses, intellectual property and other intangible assets related to EDT with a net book value of $3.3 million. We also disposed of goodwill of $49.7 million which was allocated to the EDT business. For additional information on this transaction, refer to Note 5. In 2011, we also recorded an impairment charge of $0.3 million (2010: $0.9 million) in respect of computer software which will no longer be utilized.

We divested our Prialt assets and rights to Azur in May 2010. As part of the Prialt divestment, we disposed of patents, licenses and intellectual property with a net book value of $14.3 million (comprised of cost of $88.2 million net of accumulated amortization of $73.9 million). We also disposed of $0.6 million of goodwill which was allocated to the Prialt business. For additional information relating to the net loss on Prialt divestment, please refer to Note 6. Other disposals during 2010 include the write-off of the fully amortized Maxipime and Azactam intangible assets as we ceased distribution of both products in 2010 (comprised of cost of $258.4 million net of accumulated amortization of $258.4 million).

The weighted-average remaining useful life for other intangible assets at December 31, 2011 was 7.6 years (2010: 8.4 years).

Amortization expense for the year ended December 31, 2011 amounted to $15.9 million (2010: $28.4 million; 2009: $40.5 million) and is recorded as cost of sales, selling, general and administrative (SG&A) expenses and R&D expenses in the Consolidated Statements of Operations, as it relates to the respective functions.

As of December 31, 2011, our expected future amortization expense of currently held other intangible assets is as follows (in millions):

Year ending December 31, 2012	$14.7
2013	14.3
2014	13.5
2015	12.6
2016	12.1
2017 and thereafter	35.3

Total	$102.5